=================================================================
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                           May 21, 1998
        ------------------------------------------------
        Date of Report (Date of earliest event reported)

            STARTEC GLOBAL COMMUNICATIONS CORPORATION
      ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

  Maryland                   0-23087               52-1660985
-----------------------------------------------------------------
(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)

10411 Motor City Drive Bethesda, Maryland              20817
-----------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:
                           301-365-8959
       ---------------------------------------------------

                          Not applicable
   ---------------------------------------------------------
   Former name or former address, if changed since last report)

=================================================================

Item 5.  Other Events.

     The Company issued the accompanying press release on May 21, 1998 announcing its completion of the sale of $160 million of 12% Senior Notes due 2008 and Warrants to purchase shares of the Company's Common Stock in a private placement offfering through Lehman Brothers, Goldman, Sach & Co. And ING Barings.

Item 7.  Financial Statements and Exhibits.

     1.  Press Release dated May 21, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                    By:  /s/ RAM MUKUNDA
                         -----------------------------------
                         Ram Mukunda
                         President and Chief Executive Officer

Dated:    May 21, 1998

                          EXHIBIT INDEX



Exhibit No.         Description                             Page
-----------         -----------------------------------     -----

     1.             Press Release dated May 21, 1998